PARADIGM FUNDS Paradigm Value Fund (PVFAX) Paradigm Opportunity Fund (PFOPX) Paradigm Select Fund (PFSLX) Paradigm Micro-Cap Fund (PVIVX)

STATEMENT OF ADDITIONAL INFORMATION April 30, 2016 (As supplemented June 17, 2016 and February 13, 2017)

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Paradigm Funds dated April 30, 2016. The Funds’ Annual Report to Shareholders, dated December 31, 2015, has been incorporated by reference into this SAI. A free copy of the Prospectus and Annual Report can be obtained by writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by calling 1-877-59-FUNDS.

TABLE OF CONTENTS
DESCRIPTION OF THE TRUST AND THE FUNDS	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	1
INVESTMENT LIMITATIONS	5
THE INVESTMENT ADVISOR	7
THE PORTFOLIO MANAGERS	7
PORTFOLIO MANAGER COMPENSATION	8
TRUSTEES AND OFFICERS	9
COMPENSATION	12
BOARD INTEREST IN THE TRUST	13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	13
AUDIT COMMITTEE	14
PORTFOLIO TRANSACTIONS AND BROKERAGE	14
PRICING OF FUND SHARES	16
ADDITIONAL TAX INFORMATION	16
PURCHASES AND SALES THROUGH BROKER-DEALERS	17
ANTI-MONEY LAUNDERING PROGRAM	18
CUSTODIAN	18
FUND SERVICES	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
DISCLOSURE OF PORTFOLIO HOLDINGS	19
FINANCIAL STATEMENTS	19
PROXY VOTING POLICIES	19
MORE INFORMATION	19

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DESCRIPTION OF THE TRUST AND THE FUNDS

     The Paradigm Value Fund was organized as a non-diversified series of Paradigm Funds (the "Trust") on September 13, 2002 and commenced operations on January 1, 2003. The Paradigm Opportunity Fund and the Paradigm Select Fund were organized as non-diversified series of the Trust on December 10, 2004 and commenced operations on January 1, 2005. Paradigm Value Fund, Paradigm Opportunity Fund and Paradigm Select Fund changed to diversified Funds effective October 1, 2007. The Paradigm Micro-Cap Fund (formerly known as Paradigm Intrinsic Value Fund) was organized as a diversified series of the Trust on December 3, 2007 and commenced operations on January 1, 2008. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 13, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. There are four fund series currently authorized by the Trustees (collectively the "Funds"). The investment advisor to the Funds is Paradigm Funds Advisor LLC (the "Advisor"). Each of the Funds, except the Micro-Cap Fund, had an investment advisory agreement with Paradigm Capital Management, Inc. (the “Company”). On December 16, 2005 Paradigm Funds Advisor LLC (“LLC”) assumed the obligations of the Company under the management agreements between the Advisor and the Trust (the “Management Agreements”). The Company and the LLC are controlled by the same shareholders. Both the Company and the LLC are referred to as the “Advisor”.

     The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Funds’ transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     For information concerning the purchase and redemption of shares of the Funds, see "How to Buy and Sell Shares" in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Pricing of Fund Shares" in the Funds’ Prospectus and "Pricing of Fund Shares" in this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Funds may make and some of the techniques they may use.

     A. Equity Securities. Each Fund may invest in equity securities such as common stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     Equity securities also include exchange traded funds (“ETFs”). To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund may invest in new exchange traded shares as they become available. When the Fund invests in ETFs or other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company.

     Many ETFs are organized as investment companies under the Investment Company Act of 1940, as amended. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

     Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, a Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Advisor acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment advisor, such investments by the Fund may cause shareholders to bear duplicate fees.

     In addition, each Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the NASD for a fund of funds.

     B. Foreign Securities. Each Fund may invest in foreign equity securities including American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Advisor will be able to anticipate or counter these potential events and their impact on a Fund’s share price.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     C. Short Sales. Each Fund may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

     In connection with its short sales, a Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

     D. Securities Lending. Each Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor. Furthermore, they will only be made if, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

     The Advisor understands that it is the current view of the staff of the Securities and Exchange Commission (the "SEC") that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     E. Restricted and Illiquid Securities. The portfolio of each Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 15% of its net assets in illiquid securities.

     With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. No Fund will, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

     F. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

     G. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

     H. Fixed Income Securities. Fixed income securities, include when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that a Fund’s investments in fixed income securities may fall when interest rates rise.

     Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

     I. Financial Services Industry Obligations. Each Fund may invest in each of the following obligations of the financial services industry:

     (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     J. Repurchase Agreements. Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

     K. Borrowing. Each Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because a Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     L. Options Transactions. Each Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

     M. Real Estate Investment Trusts. The Funds may invest in the securities of real estate investment trusts (“REITs”). REITs offer investors greater liquidity and diversification than direct ownership of properties. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Unlike corporations, REITs do not pay income taxes if they meet certain IRS requirements. Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Like any investment in real estate, though, a REIT’s performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

     N. Master Limited Partnerships. The Funds may invest in Master Limited Partnerships (“MLPs”) which are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, the general partner and limited partners. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units, and have a limited role in the partnership’s operations and management.

     MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of a Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Funds will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. No Fund will invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases. No Fund will purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Funds will not purchase or sell puts, calls, options or straddles, except as described in the Statement of Additional Information.

     5. Illiquid Investments. No Fund will invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISOR

     The investment advisor to the Funds is Paradigm Funds Advisor LLC located at 9 Elk Street, Albany, NY 12207. Each of the Funds, except the Micro-Cap Fund, had an investment advisory agreement with Paradigm Capital Management, Inc. (the “Company”). On December 16, 2005, Paradigm Funds Advisor LLC (“LLC”) assumed the obligations of the Company under the Management Agreements. The Company and the LLC are controlled by the same shareholders. Both the Company and the LLC are referred to as the “Advisor”. As sole shareholders of the Advisor, Candace King Weir, Amelia Farley Weir, and Katherine Broussard Weir are regarded to control the Advisor for purposes of the 1940 Act. Candace King Weir is President and a Trustee of the Trust and is an affiliated person of the Trust and the Advisor.

     Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Advisor pays all operating expenses of the Funds, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses. For its services, the Advisor receives an annual investment management fee of 2.00% of the average daily net assets of the Paradigm Value Fund on assets up to and including $100 million and 1.75% of the average daily net assets over $100 million. For its services, the Advisor receives an annual investment management fee of 2.00% of the average daily net assets of the Paradigm Opportunity Fund, 1.50% of the average daily net assets of the Paradigm Select Fund and 1.25% of the average daily net assets of the Paradigm Micro-Cap Fund. The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in Acquired Funds) at 1.50% of the Value Fund’s average daily net assets through April 30, 2017, 1.25% of the Opportunity Fund’s average daily net assets through April 30, 2017, and at 1.15% of the Select Fund’s average daily net assets through April 30, 2017. For the fiscal years ended December 31, 2013, 2014, and 2015, the Advisor received management fees before the waiver equal to $3,007,638, $2,248,876 and $1,571,864 respectively, from the Paradigm Value Fund. For the fiscal years ended December 31, 2013, 2014 and 2015, the Advisor waived management fees of $643,948, $534,740 and $392,966 respectively, for the Paradigm Value Fund. For the fiscal years ended December 31, 2013, 2014 and 2015, the Advisor received management fees before the waiver equal to $109,032, $127,340 and $134,081 respectively, from the Paradigm Opportunity Fund. For the fiscal years ended December 31, 2013, 2014 and 2015, the Advisor waived management fees of $40,887, $47,753 and $50,280 respectively, for the Paradigm Opportunity Fund. For the fiscal years ended December 31, 2013, 2014 and 2015, the Advisor received management fees equal to $132,952, $108,549 and $90,323 respectively, from the Paradigm Select Fund. For the fiscal year ended December 31, 2013, 2014 and 2015, the Advisor waived management fees of $31,022, $25,328 and $21,075 respectively, for the Paradigm Select Fund. For the fiscal years ended December 31, 2013, 2014 and 2015, the Advisor received management fees equal to $269,862, $300,184 and $448,155 from the Paradigm Micro-Cap Fund.

     The Advisor retains the right to use the names "Paradigm Value Fund", "Paradigm Opportunity Fund", "Paradigm Select Fund" and "Paradigm Micro-Cap Fund" or any derivative thereof in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use these names or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believe that there would be no material impact on the Funds or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

THE PORTFOLIO MANAGERS

     Ms. Candace King Weir and Ms. Amelia Weir and Scott M. Bruce (the “Portfolio Managers”) are the portfolio managers responsible for the day-to-day management of the Funds. The Paradigm Value Fund's investment portfolio is managed on a day-today basis by Ms. Candace King Weir, Ms. Amelia Weir and Mr. Bruce. The Paradigm Select Fund’s investment portfolio, the Paradigm Opportunity Fund’s investment portfolio and the Paradigm Micro-Cap Fund's investment portfolio are managed on a day-

to-day basis by Ms. Candace King Weir and Ms. Amelia Weir. The following table lists the number and types of accounts (other than the Paradigm Funds) managed by each of the Portfolio Managers:

Ms. Candace King Weir (As of December 31, 2015)
			Number of Accounts by	Total Assets By Account
	Number of Accounts by	Total Assets By Account	Type Subject to a	Type Subject to a
Account Type	Account Type	Type	Performance Fee	Performance Fee
Other Registered	0	0	0	0
Investment Companies
Other Pooled Investment	4	$265.8 Million	4	$94.2 Million
Vehicles
Other Accounts	100	$494.3 Million	0	0

Ms. Amelia F. Weir (As of December 31, 2015)
			Number of Accounts by	Total Assets By Account
	Number of Accounts by	Total Assets By Account	Type Subject to a	Type Subject to a
Account Type	Account Type	Type	Performance Fee	Performance Fee
Other Registered	0	0	0	0
Investment Companies
Other Pooled Investment	4	$265.8 Million	4	$94.2 Million
Vehicles
Other Accounts	4	$96.4 Million	0	0

Mr. Scott M. Bruce (As of December 31, 2015)
			Number of Accounts by	Total Assets By Account
	Number of Accounts by	Total Assets By Account	Type Subject to a	Type Subject to a
Account Type	Account Type	Type	Performance Fee	Performance Fee
Other Registered	0	0	0	0
Investment Companies
Other Pooled Investment	0	0	0	0
Vehicles
Other Accounts	0	0	0	0

     As indicated in the table above, the Portfolio Managers are managers of accounts for multiple clients. The Portfolio Managers are also managers for Paradigm Capital Management, Inc. (an affiliated investment advisor) which also provides management services to private clients (separately managed accounts), institutional accounts, and unaffiliated investment companies. These accounts may include portfolios of investments substantially identical to the Paradigm Funds, which could create a certain conflict of interest. As the Paradigm Funds and any separate accounts managed similarly to the Funds will be managed concurrently, all portfolio transactions are implemented according the Advisor’s trade allocation procedures and side-by-side policies. These procedures, among other things, insure that all trades allocated to advisory clients (including the Funds) fulfill the Advisor’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades. In determining a fair allocation, the Advisor may take into account a number of factors, including among other things, the Advisor’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment suitability, as well as each client’s investment objectives.

PORTFOLIO MANAGER COMPENSATION

     Ms. Candace Weir’s and Ms. Amelia Weir’s compensation, which is paid by the Company, for managing accounts including the Paradigm Funds, other investment companies, institutional accounts and/or high net worth accounts consists of a base salary plus a bonus. The bonus is principally based on a combination of their performance versus the benchmark. In addition, Ms. Candace Weir receives a fixed percentage of the fees earned for the high net worth assets she manages. Ms. Candace Weir and Ms. Amelia Weir both hold significant ownership in the Advisor and Paradigm Capital Management, Inc.

     Mr. Bruce’s compensation, which is paid by the Company, for managing the Paradigm Funds, consists of a base salary plus a discretionary bonus. The discretionary bonus is principally based on a combination of his performance versus the benchmark, and his performance versus his peers.

     The following table shows the dollar range of equity securities beneficially owned by Ms. C. Weir and Ms. A. Weir and Mr. Bruce, Portfolio Managers of select funds of the Trust as of December 31, 2015.

	Dollar Range of Equity	Dollar Range of Equity	Dollar Range of Equity	Dollar Range of Equity
Name of Portfolio Manager	Securities in the	Securities in the	Securities in the	Securities in the
	Paradigm Value Fund	Paradigm Opportunity Fund	Paradigm Select Fund	Paradigm Micro-Cap Fund
Ms. Candace King Weir	None	Over $1 Million	Over $1 Million	Over $1 Million
Ms. Amelia F. Weir	None	None	None	None
Mr. Scott M. Bruce	$50,001 - $100,000	None	None	None

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The Board has engaged the Advisor to manage and/or administer the Trust and is responsible for overseeing the Advisor and other service providers to the Trust and the Funds. The Board is currently composed of five Trustees, including three Trustees who are not "interested persons" of the Funds, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.

     The Chairperson of the Board of Trustees is Candace King Weir, who is an “interested person” of the Trust, within the meaning of the 1940 Act, on the basis of her affiliation with the Funds and the Advisor. The Board has elected William P. Phelan to serve as Lead Independent Trustee. The Lead Independent Trustee is a spokesperson and principal point of contact for the Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including chairing the meetings of the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time. The use of an interested Chairperson balanced by an independent Audit Committee and a Lead Independent Trustee allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairperson balanced by an independent Audit Committee and a Lead Independent Trustee is the appropriate leadership structure for the Board of Trustees.

     Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Trusts’s Chief Compliance Officer, investment advisor and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Funds’ investment advisor, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the Trust to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding each Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisor and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

     Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Candace King Weir. Ms. C. Weir has served as a Chairperson of the Board of Trustee since the Trust’s inception in 2002. She is the Chief Executive Officer of the Trust's investment advisor, Paradigm Funds Advisor LLC. In addition, Ms. C. Weir has been the President and Chief Investment Officer of Paradigm Capital Management, Inc., an institutional money management firm, since 1994 and President and Director of CL King & Associates, Inc., an institutional fixed income, equity trading and research group, since 1972. Her financial background and organizational skills help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures. Ms. C. Weir is also a General Partner of PCM Ventures LLC, and has worked in the investment management industry since 1969 providing investment management knowledge to the Board of Trustees. Additionally, effective February 25, 2013, Ms. C. Weir has served as a co-portfolio manager to the Paradigm Value Fund, Paradigm Select Fund and Paradigm Opportunity Fund. Ms. C. Weir has also served as a co-portfolio manager to the Paradigm Micro-Cap Fund since December 27, 2011.

Carl A. Florio. Mr. Florio has served as a Trustee since the Trust’s inception in 2002. He has been the Vice Chairman of Paradigm Capital Management, Inc., an institutional money management firm, since 2008 and Vice Chairman of CL King and Associates, an institutional fixed income equity trading and research group, since 2008. Mr. Florio has been a director of First Niagara Financial Group, Inc. since January 2009, and served as a senior executive of the company in January 2005 until January 2008. Prior to that, he had been President and Chief Executive Officer of Hudson River Bancorp, Inc. beginning in 1995. He is currently a director of American Bio Medica Corporation, where he is a member of the Audit, Compensation and Executive Committees. As a former Certified Public Accountant and Audit Chair of the Federal Home Loan Bank of New York, Mr. Florio brings valuable risk management experience, budgeting and financial reporting skills to the Board of Trustees.

Gary Greenhouse. Mr. Greenhouse has served as a Trustee since 2016. He is the founder and CEO of Dr. Woods Products (2006 to present) and Managing Partner of Sylvia Woods Food Company (2000 to present), both nationally distributed consumer products brands. Mr. Greenhouse was previously CEO of A. Greenhouse Inc. (1974 to 1993), a third generation family-owned grocery distributor. Mr. Greenhouse was also the co-founder and subsequent board member of World Finer Foods from 1980 to 1994. Mr. Greenhouses’s broad business background across multiple industries as well as his problem solving and relationship building skills help the Board set long-term goals.

Peter H. Heerwagen. Mr. Heerwagen has served as a Trustee since 2009. He is an attorney specializing in tax matters. Mr. Heerwagen joined The Ayco Company, L.P. (“Ayco”), a Goldman Sachs Company, as a principal in 1972. He served in many capacities until his retirement in 2009. In 1986, he became Chief Investment Officer of Ayco, and in 1993 he founded Ayco Asset Management. In 2003, he became a member of the Ayco Executive Committee responsible for the management of the firm. Mr. Heerwagen also currently serves as a Director on the Boards of Albany Medical Center and The Ayco Charitable Foundation. He has worked in the investment management industry since 1972 providing investment management knowledge to the Board of Trustees. Mr. Heerwagen’s legal background and organizational skills also help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures.

Richard Koskey. Mr. Koskey has served as a Trustee since 2016. As a certified public accountant, Mr. Koskey has assisted many individuals and helped businesses survive and flourish throughout his 50 year career. Since 1960, he has been a named partner in the CPA firm of Pattison, Koskey, Howe, and Bucci. Mr. Koskey is also a member of the AICPA in the Personal Financial Specialist Division, NYSSCPA, and was appointed to the State of New York Small Business Advisory Board in 2003 at the behest of Governor George Pataki. He was instrumental in the formation of the Columbia County Economic Development Corp and served as its Chairman from 1998 to 2005. From 1974 to 1994, Mr. Koskey was a member of the Board of Directors for the Columbia Memorial Hospital and served as its Chairman from 1990 to 1994. His other business affiliations include membership to Beekman Country Club, and American Bio Medica Corporation. He is also a former member of the Board of Directors of First Niagara Financial Group, the Board of Directors of Hudson River Bank and Trust, Gro Max LTD, and National Union Bank of Kinderhook. As a Certified Public Accountant, Mr. Koskey brings his tax expertise, business acumen, and extensive board experience to the Board.

William P. Phelan. Mr. Phelan has served as a Trustee since 2007 and has served as the Lead Independent Trustee since September 2014. He is the co-founder and Chief Executive Officer of Bright Hub, Inc., a software company founded in 2006, which is an online media company. Mr. Phelan has served as a director, member of the Finance Committee, and Chairman of the Investment Committee of CDPHP, a not-for-profit individual practice association model health maintenance organization since 2009. Mr. Phelan has also served as a director and Chairman of the Audit Committee of Mechanical Technology, Inc., which focuses on developing and commercializing off-the-grid rechargeable power sources for portable electronics since 2004. Since May 2004, Mr. Phelan has acted as Chairman and CEO of Chatham Capital Management, Inc. In addition, Mr. Phelan has held numerous executive positions at Fleet Equity Partners, Cowen & Company, and UHY Advisors Inc., formerly Urbach Kahn & Werlin, PC. Mr. Phelan has a B.A. in Accounting and Finance and an M.S. in Studies in Taxation. As a Certified Public Accountant, Mr. Phelan brings budgeting and financial reporting skills to the Board of Trustees, and serves as Chairman of the Trust’s Audit Committee.

George M. Philip. Mr. Philip served as the 18th president of the University of Albany, State University of New York from 2007 to 2013. Prior to this, he served as the Executive Director and Chief Investment Officer of the New York State Teachers’ Retirement System. Mr. Philip is also a current or past member of numerous professional organizations and governing bodies involved in financial, educational, and community activities including: First Niagara National Council on Teacher Retirement, Pension Managers Advisory Committee of the New York Stock Exchange, the Research Foundation of SUNY, St. Peter’s Health Partners, Saratoga Performing Arts Center, US Airways Group, Inc., the University at Albany Council, and the Council of Institutional Investors. Mr. Philip also earned a J.D. degree from Western New England University of School of Law. Mr. Philip’s experience as an executive in both an academic setting and within the investment management industry will be an asset to the Board.

Interested Trustees and Officers

				Number of	Other
	Position(s)			Funds in the	Directorships
	Held with	Term of Office		Trust	Held by the
Name, Address[1]	Paradigm	and Length of		Overseen by	Trustee During
and Year of Birth	Funds	Time Served	Principal Occupation(s) During the Past 5 Years	Trustee	the Past 5 Years

Candace King	President and	Indefinite Term,	Co-Portfolio Manager of Paradigm Micro-Cap Fund since	4	None
Weir[2]	Trustee	Since 2002	2011, Paradigm Value Fund, Paradigm Select Fund and
(1944)			Paradigm Opportunity Fund since February 2013; Director,
President, Chief Investment Officer, and Portfolio Manager
of Paradigm Capital Management, Inc. since 1994;
Director and President of C.L. King & Associates, Inc.
since 1972; Managing Member of PCM Ventures, LLC
since 1996, PCM Ventures International LLC since 2001,
PCM Ventures II, LLC since 2003, and PCM Ventures III,
LLC since 2010; Chief Executive Officer and Director of
PCM Advisors LLC 2004-2012, Paradigm Funds Advisors
LLC since 2005, and Paradigm Capital Management
Growth Advisors, Inc. 2007-2012.

Amelia F. Weir	Secretary	Indefinite Term,	Co-Portfolio Manager of Paradigm Micro-Cap Fund since	N/A	N/A
(1975)		Since 2009	2011, Paradigm Value Fund, Paradigm Select Fund and
Paradigm Opportunity Fund since February 2013; Portfolio
Manager and Director of Research Paradigm Capital
Management (2008 – current).

Carl A. Florio,	Trustee	Indefinite Term,	Director and Vice Chairman of Paradigm Funds Advisor	4	Director,
CPA[3]		Since 2005	LLC and affiliated entities (2008 – current).		American Bio
(1948)					Medical; Dir.,
First Niagara
Financial Group

Robert A. Benton,	Treasurer,	Indefinite Term,	SVP and CFO of Paradigm Funds Advisor LLC and	N/A	N/A
(1954)	Chief	Treasurer and	affiliated advisor (May 2006 – current), SVP and CFO of
	Financial	Chief Financial	C.L. King & Associates, a registered broker dealer
	Officer, and	Officer Since	(February 2001 - current). CCO of Paradigm Funds
	Chief	2002, Chief	Advisor LLC and affiliated advisor (June 2016 – current).
	Compliance	Compliance
	Officer	Officer Since
June 2016

Independent Trustees

				Number of	Other
	Position(s)			Funds in the	Directorships
	Held with	Term of Office		Trust	Held by the
Name, Address[1]	Paradigm	and Length of		Overseen by	Trustee During
and Year of Birth	Funds	Time Served	Principal Occupation(s) During the Past 5 Years	Trustee	the Past 5 Years

Gary Greenhouse	Trustee	Indefinite Term,	Founder and President, Dr. Woods Products (a consumer	4	0
(1943)		Since 2016	products company) (2006 – current); Founder and
Managing Partner, Sylvia Woods Food Company (2000 –
current).

Peter H.	Trustee	Indefinite Term,	Peter H. Heerwagen, Attorney at Law (2009 – current).	4	None
Heerwagen[4]		Since 2009
(1945)

Richard Koskey,	Trustee	Indefinite Term,	Shareholder, Pattison, Koskey, Hose & Bucci, CPAs,	4	Director,
CPA		Since 2016	P.C., (1968 – current).		American Bio
(1939)					Medica
Corporation

William P.	Trustee	Indefinite Term,	Chief Executive Officer of Bright Hub, Inc. (2006 -	4	Director, MTI
Phelan[5], CPA		Since 2007	current).		Micro
(1956)

George M. Philip	Trustee	Indefinite Term,	Retired (2013 – current); President, University of Albany,	4	Director, First
(1947)		Since 2016	State University of New York (2007 – 2013)		Niagara
Financial
Group

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust's investment advisor, Paradigm Funds Advisor LLC.

3 Carl A. Florio is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust's investment advisor, Paradigm Funds Advisor LLC. Carl A. Florio is a member of the Board of Directors of a non-profit foundation that retains Paradigm Capital Management, Inc. to manage a portion of the foundation's assets. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

4 Peter Heerwagen is a limited partner in PCM Partners, LP II. As of February 29, 2016 he owned 0.10% of the PCM Partners, LP II partnership, the value of which was $0.20 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

5William P. Phelan is a limited partner in PCM Partners, LP II. As of February 29, 2016 he owned 1.17% of the PCM Partners, LP II partnership, the value of which was $2.34 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

COMPENSATION

     Trustee fees are paid by the Advisor. Officers and Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund. The following table provides information regarding Trustee compensation for the fiscal year ended December 31, 2015.

Trustee	Aggregate Compensation from Advisor	Total Compensation from Advisor
Candace King Weir	$0	$0
Carl A. Florio, CPA	$0	$0
Peter Heerwagen	$8,000	$8,000
Anthony J. Mashuta[1]	$8,000	$8,000
William P. Phelan	$8,000	$8,000

1 Mr. Mashuta resigned from the Board in December 2016.

BOARD INTEREST IN THE TRUST

     The following table sets forth the aggregate dollar range of equity securities owned by each Trustee of the Trust as of December 31, 2015.

Aggregate Dollar Range of
Trustee	Dollar Range of Equity		Equity Securities in the Trust
Securities in the Funds Listed Below

Candace King Weir	Paradigm Value Fund	None	Over $1 Million
	Paradigm Opportunity Fund	Over $1 Million
	Paradigm Select Fund	Over $1 Million
	Paradigm Micro-Cap Fund	Over $1 Million

Carl A. Florio, CPA	Paradigm Value Fund	$50,001 - $100,000	$100,001 - $500,000
	Paradigm Opportunity Fund	None
	Paradigm Select Fund	$50,001 - $100,000
	Paradigm Micro-Cap Fund	None

Gary Greenhouse		None	None

Peter Heerwagen	Paradigm Value Fund	$50,001 - $100,000	$50,001 - $100,000
	Paradigm Opportunity Fund	None
	Paradigm Select Fund	None
	Paradigm Micro-Cap Fund	$10,001 - $50,000

Richard Koskey	Paradigm Value Fund	None	Over $100,000
	Paradigm Opportunity Fund	None
	Paradigm Select Fund	None
	Paradigm Micro-Cap Fund	Over $100,000

William P. Phelan	Paradigm Value Fund	$500,001 - $1 Million	$500,001 - $1 Million
	Paradigm Opportunity Fund	None
	Paradigm Select Fund	None
	Paradigm Micro-Cap Fund	None

George M. Philip		None	None

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the Management Agreements with the Advisor. As of April 8, 2016 each of the following shareholders was considered to be either a control person or principal shareholder of the Funds:

Paradigm Value Fund

Name and Address	Shares	Percent Ownership	Type of Ownership
National Financial Services	581,969.14	39.91%	Record
FBO Customers
200 Liberty Street
New York, NY 10281-1033
Charles Schwab & Co., Inc.	365,596.22	25.07%	Record
FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122

As of April 8, 2016, the Trustees and officers as a group owned 1.75% of the outstanding shares of the Paradigm Value Fund.

Paradigm Opportunity Fund

Name and Address	Shares	Percent Ownership	Type of Ownership
Candace King Weir	177,333.11	92.55%	Beneficial
9 Elk Street
Albany NY 12207

As of April 8, 2016, the Trustees and officers as a group owned 93.80% of the outstanding shares of the Paradigm Opportunity Fund.

Paradigm Select Fund

Name and Address	Shares	Percent Ownership	Type of Ownership
Candace King Weir	56,560.37	31.45%	Beneficial
9 Elk Street
Albany NY 12207
Charles Schwab & Co., Inc.	12,437.50	6.92%	Record
FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122
TD Ameritrade	10,116.21	5.62%	Record
FBO Customers
1005 N Ameritrade Place
Bellevue, NE 68005
National Financial Services	9,062.92	5.04%	Record
FBO Customers
200 Liberty Street
New York, NY 10281-1033

As of April 8, 2016, the Trustees and officers as a group owned 34.19% of the outstanding shares of the Paradigm Select Fund.

Paradigm Micro-Cap Fund

Name and Address	Shares	Percent Ownership	Type of Ownership
Candace King Weir	1,012,261.45	58.86%	Beneficial
9 Elk Street
Albany NY 12207
National Financial Services	174,102.15	10.12%	Record
FBO Customers
200 Liberty Street
New York, NY 10281-1033

As of April 8, 2016, the Trustees and officers as a group owned 59.13% of the outstanding shares of the Micro-Cap Fund.

AUDIT COMMITTEE

     The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Gary Greenhouse, Peter Heerwagen, Richard Koskey, CPA, , William P. Phelan, CPA, and George M. Philip. The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee selects and recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended December 31, 2015, the Audit Committee met three times.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Advisor is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Advisor may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Advisor may place portfolio transactions with brokers or dealers that promote or sell the Funds’ shares so long as such placements are made pursuant to policies approved by the Funds’ Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Funds under the Management Agreements. Due to research services provided by brokers, the Funds may direct trades to certain brokers.

     The Funds have no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that C.L. King & Associates, in its capacity as a registered broker-dealer, may effect securities transactions that are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates, and C.L. King & Associates will receive brokerage commissions from the Funds. C.L. King & Associates and the Advisor are affiliated through common ownership and shared resources.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Purchases made directly through a market maker may include the spread between the bid and asked prices.

     Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Advisor (such as C.L. King & Associates) may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities. Therefore, C.L. King & Associates will not serve as the Funds’ dealer in connection with over-the-counter transactions. However, C.L. King & Associates may serve as the Funds’ broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

     No Fund will affect any brokerage transactions in its portfolio securities with C.L. King & Associates if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Management Agreements provide that affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for each Fund. In determining the commissions to be paid to C.L. King & Associates, it is the policy of each Fund that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by C.L. King & Associates on comparable transactions for its most favored unaffiliated customers, except for customers of C.L. King & Associates considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Funds. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by C.L. King & Associates to the Funds and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

     The Management Agreements do not provide for a reduction of the Advisor’s fee by the amount of any profits earned by C.L. King & Associates or the Trust’s officers from brokerage commissions generated from portfolio transactions of the Funds. C.L. King & Associates will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others. Since the Funds’ inception through April 30, 2016, the Funds have not executed any brokerage transactions through C.L. King & Associates.

     When a Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for a Fund because of the increased volume of the transaction. If the entire blocked order is not filled, a Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Advisor, taking into account such factors as the size of the individual orders and transaction costs, when the Advisor believes an adjustment is reasonable.

     The Trust and the Advisor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations. You may obtain a copy of the Code from the SEC.

     For the fiscal years ended December 31, 2013, 2014 and 2015, the Paradigm Value Fund paid brokerage commissions of $437,785, $196,903 and $93,162 respectively. For the fiscal years ended December 31, 2013, 2014 and 2015, the Paradigm Opportunity Fund paid brokerage commissions of $7,443, $1,387 and $4,033 respectively. For the fiscal years ended December 31, 2013, 2014 and 2015, the Paradigm Select Fund paid brokerage commissions of $12,984, $8,579 and $4,046 respectively. For the fiscal years ended December 31, 2013, 2014 and 2015, the Paradigm Micro-Cap Fund paid brokerage commissions of $109,156, $178,007 and $213,996 respectively.

PRICING OF FUND SHARES

     The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities that are traded on any exchange or on the NASDAQ market are generally valued by a pricing service at the last quoted sale price. Lacking a last sale price, a security is generally valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price provided by the pricing service does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

     Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, or when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

ADDITIONAL TAX INFORMATION

     Each Fund has qualified and intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve a Fund of liability for federal income taxes. Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. The dividends and distributions that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions received from a Fund may be taxable whether or not shareholders reinvest them.

     Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent that underlying income of a Fund consists of qualified dividend income, income distributions received by individual shareholders of the Fund may be subject to federal income tax at the individual shareholder's applicable tax rate for long-term capital gains. To the extent that income distributions received by corporate shareholders of a Fund consist of dividends, the corporate shareholders may qualify for a dividends received deduction. Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred after December 31, 2010 may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount, which is offset, will not be distributed to shareholders. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. As of December 31, 2015, Paradigm Opportunity Fund had available for federal tax purposes an unused capital loss carry-forward of $219,146, of which $121,751 is short-term with no expiration and $97,395 is long-term with no expiration.

     For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

     Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

     If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of a Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

PURCHASES AND SALES THROUGH BROKER-DEALERS

     The Funds may be purchased through broker dealers and other intermediaries. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at a Fund's net asset value next computed after they are received in proper form by an authorized broker or the broker's authorized designee.

     The Advisor or its affiliates may pay additional compensation, out of profits derived from the Advisor’s management fee and not as an additional charge to the Funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any record keeping or sub-transfer agency fees payable by the Funds, or other fees described in the fee table in the prospectus or elsewhere in the prospectus or statement of additional information. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Advisor access to the financial institutions sales force; granting the Advisor access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution’s customers.

ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Funds’ transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

CUSTODIAN

     US Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of each Fund’s investments. The custodian acts as each Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds on each Fund’s request and maintains records in connection with its duties.

FUND SERVICES

     Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 acts as the Funds’ transfer agent. MSS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Advisor of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services. For the Paradigm Value Fund only, the fee for FundServ accounts is $8.00 per year. If a Fund has less than 50 shareholders the entire Transfer agent fee is waived.

     In addition, MSS provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Advisor based on the average value of each Fund. These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250. For the fiscal years ended December 31, 2013, 2014 and 2015, the Advisor paid MSS $73,211, $61,274 and $49,378 respectively, for transfer agent and accounting services for the Paradigm Value Fund. For the fiscal years ended December 31, 2013, 2014 and 2015, the Advisor paid MSS $14,612, $15,663 and $17,253 respectively, for transfer agent and accounting services for the Paradigm Opportunity Fund. For the fiscal years ended December 31, 2013, 2014 and 2015, the Advisor paid MSS $26,386, $23,861 and $21,977 respectively, for transfer agent and accounting services for the Paradigm Select Fund. For the fiscal year ended December 31, 2013, 2014 and 2015, the Advisor paid MSS $25,684, $32,676 and $39,804 respectively, for transfer agent and accounting services for the Paradigm Micro-Cap Fund.

     Premier Fund Solutions, Inc. (“PFS”) provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Advisor equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,000 per Fund. The minimum monthly fee per Fund waived for a period of 12 months effective December 1, 2013). For the fiscal year ended December 31, 2013 the Advisor paid PFS $118,674 for the Paradigm Value Fund, Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Micro-Cap Fund. For the fiscal year ended December 31, 2014 the Advisor paid PFS $107,371 for the Paradigm Value Fund, Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Micro-Cap Fund. For the fiscal year ended December 31, 2015 the Advisor paid PFS $100,000 for the Paradigm Value Fund, Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Micro-Cap Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as the independent registered public accounting firm for the Funds for the fiscal year ending December 31, 2016. Cohen & Company, Ltd. performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Funds are required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge. A Fund may also release its portfolio holdings, sector weightings and other Fund characteristics on a quarterly or monthly basis, with the information as of a date 15 days or more prior to the release. Such information will be posted on the Fund's website. The same information may also be included in printed marketing materials. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

     The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents include the Advisor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis. In these instances portfolio holdings will be supplied no more often than quarterly and on a delayed basis.

     Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about a Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing a Fund’s portfolio holdings.

FINANCIAL STATEMENTS

     The financial statements and the report of the independent registered public accountants required to be included in the SAI are incorporated herein by reference to the Trust's Annual Report to Shareholders for the year ended December 31, 2015. The Trust will provide the Annual Report without charge at written or telephone request. The Annual Report is also available on the Funds website at www.paradigm-funds.com.

PROXY VOTING POLICIES

     The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Funds’ Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust’s policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast.

     The Advisor’s proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information.

MORE INFORMATION

     The actual voting records relating to portfolio securities during the most recent 12-Month period ended June 30 will be available after August 31 without charge, upon request by calling toll-free, 1-877-59-FUNDS or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures are also available by calling 1-877-59-FUNDS and will be sent within three business days of receipt of a request.

APPENDIX A

Proxy Voting Policy

When Paradigm’s accounts hold stock which Paradigm will vote in a fiduciary capacity, its voting obligations must be exercised in accordance with (1) the direction and guidance, if any, provided by the document establishing the account relationship, and (2) the principles of fiduciary law which requires the fiduciary to act in the best interests of the account. Thus, in voting such stock, Paradigm will exercise the care, skill, prudence, and diligence under the circumstances that a prudent person would use considering the aims, objectives, and guidance provided by the client.

In general, this will call for the voting of stock consistent with the best interests of the account, including long-term and short-term economic interests. In considering the best interests of the account, Paradigm will take into account, among other things, the effect of the proposal on the underlying value of the securities. All conflicts of interest will be resolved in the interest of the client.

Where Paradigm has an obligation to vote, (1) all stock by proxy will be voted, (2) a written record of such voting will be kept. To assist it in analyzing proxies, Paradigm has subscribed to an unaffiliated third-party corporate governance research service (“Proxy Service Provider”) that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Please contact the Advisor if you would like a record of how proxies for your shares were voted.

Proxy Voting Procedure

The Portfolio Managers determine how proxies are to be voted. Operations through the Proxy Service Provider will maintain a record of proxy voting determinations, together with all proxy proposals, including shareholder proposals and proposals included in dissident proxy materials. Decisions will be made exclusively in accordance with the economic interests, both long-and short-term, of the account. Except where required by the client, social interests shall not be among the criteria employed by the Portfolio Managers.

Unless notified otherwise by the Portfolio Manager, Operations through the Proxy Service Provider will vote proxies approving the following proposals:

1.	Election of management’s nominees for Directors.

2.	Appointment of Auditors.

3.	Change in the date or location of annual meetings.

4.	For investment companies, continuation of company management, investment advisor or distribution contracts.

5.	Transaction of such other business as may properly come before the meeting.

6.	Receiving and/or approving financial reports.

7.	Indemnification of Directors.

8.	Stock splits and stock dividends.

9.	Authority to issue additional debt.

10.	Change in the number of authorized common shares.

11.	Corporate name change.

12.	Change in investment company agreements with advisors.

13.	Stock option plans, unless exercise price is less than the market price at the time of the grant or dilution under the plan would exceed 10%.

14.	Removal of a Director only for cause.

15.	Waiver of preemptive rights.

16.	Fair pricing amendments unless accompanied by a super-majority provision in excess of two-thirds.

17.	Equal access proposals.

18.	Technical amendments to by-laws or charters.

19.	Share repurchases.

20.	Spin-offs.

Unless notified otherwise by the Portfolio Manager, Operations through the Proxy Service Provider will vote proxies opposing the following proposals:

1.	Creation of a second class of stock with unequal voting rights.

2.	Fair pricing provisions when accompanied by a super-majority provisions in excess of two-thirds.

3.	Amendment to bylaws by Board of Directors without shareholder approval.

4.	Elimination of shareholder right to call a special meeting or requiring more than 25% of shareholders to call a special meeting.

5.	Elimination of shareholder action by written consent.

6.	“Stakeholder” proposals.

7.	Loans or guarantees of loans to Officers and Directors.

8.	Super-majority provisions in excess of two-thirds.

9.	A greater vote requirement to repeal a provision than to adopt it.

10.	Change to cumulative voting.

There is no general policy with respect to the following proposals which shall be evaluated on a case-by-case basis by the Portfolio Manager:

1.	Change in the state of incorporation.

2.	Mergers or other combinations.

3.	Authorization of “blank check” preferred stock.

4.	Golden parachutes.

5.	Proposals to opt out of state anti-takeover laws.

6.	Prohibition of greenmail.

7.	Change in the number of directors.

8.	Approval of poison pill plan.

9.	Confidential voting.

10. Shareholder proposal to de-classify Board of Directors.

When the Portfolio Managers decide to vote against a proposal, which is generally approved or to vote in favor of a proposal, which is generally opposed, the reason for the exception will be recorded. When the Portfolio Managers do not provide voting instructions for the proposals which are evaluated on a case-by-case basis, the Proxy Service Provider will automatically vote those proposals consistent with the provider’s recommendation.